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(MULTICURRENCY - CROSS BORDER)

                                      ISDA
               INTERNATIONAL SWAPS & DERIVATIVES ASSOCIATION, INC.

                                MASTER AGREEMENT

                                   dated as of

Macquarie Securitisation Limited,              Deutsche Bank AG New York Branch
ABN 16 003 297 336                                        ("Party A")

Perpetual Trustees Australia Limited, ABN 86 000 431
827 as trustee of the various Sub-Funds from time to time established under the Trust Deed ("Party B")


have entered and/or anticipate entering into one or more transactions (each a "TRANSACTION") that are or will be governed by this Master Agreement, which includes the schedule (the "SCHEDULE"), and the documents and other confirming evidence (each a "CONFIRMATION") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "AGREEMENT"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

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     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  NETTING. If on any date amounts would otherwise be payable:-

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

     by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

     The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties made and receive payments or deliveries.

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(d)  DEDUCTION OR WITHHOLDING FOR TAX

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

          (1)  promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4 (d); or

               (B)  the failure of a representation made by Y pursuant to
                    Section 3(f) to be accurate and true unless such failure would not have occurred but for (1) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii) LIABILITY. If:-

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

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               (2)  X does not so deduct or withhold; and

               (3) a liability resulting from such Tax is assessed directly against X,

               then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d).

(e) DEFAULT INTEREST, OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by laws and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

     Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

     (a)  BASIC REPRESENTATIONS

           (i) STATUS. it is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

           (ii) POWERS. it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

           (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of




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                 its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

           (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

           (v) OBLIGATIONS BINDING. its obligations under this Agreement and any Credit Support document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

     (b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event Of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is party.

     (c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support document.

     (d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

     (e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3 (e) is accurate and true.

     (f) PAYEE TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

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         Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

          (a) FURNISH SPECIFIED INFORMATION. it will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

               (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

               (ii) any other documents specified in the Schedule or any Confirmation; and

               (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

          (b) MAINTAIN AUTHORIZATIONS. it will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

          (c) COMPLY WITH LAWS. It will comply in all material respects will all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

          (d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

          (e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed




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               and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "EVENT OF DEFAULT") with respect to such party:-

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

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     (iv) MISREPRESENTATION. A representation (other than a representation under
          Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of

               (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable; or

               (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger);

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          (2)  becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

          (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;

          (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition:

               (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or

               (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;

          (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

          (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;

          (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

          (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or

          (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its



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               predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:-

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date:

          (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)); or

          (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6 (d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under
               Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or B));

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     (iii) TAX EVENT UPON MERGER. The party (the "BURDENED PARTY") on the next succeeding Scheduled Payment Date will either:

          (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)); or

          (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in
               Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event) the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "DEFAULTING PARTY") has occurred and is then continuing, the other party (the "NON-DEFAULTING PARTY") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3),



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     (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an illegality under
          Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

          If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

          Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

    (iii) TWO AFFECTED PARTIES. If an illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) RIGHT TO TERMINATE. If:-

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  EFFECT OF DESIGNATION

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  CALCULATIONS

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement:

          (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under
               Section 6(e)); and

          (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss" , and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:-

          (1) FIRST METHOD AND MARKET QUOTATION. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of:

               (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over

               (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's loss in respect of this Agreement.

          (3) SECOND METHOD AND MARKET QUOTATION. If the Second Method and Market Quotation apply, an amount will be payable equal to:

               (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less

               (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                  (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:-

          (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2)  TWO AFFECTED PARTIES. If there are two Affected Parties:-

               (A) If Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to:

                    (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and
                         (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less

                    (II) the Termination Currency Equivalent of the Unpaid
                         Amounts owing to Y; and

               (B) If Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the loss of the party with the lower Loss ("Y")

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

    (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under
          Section 6(d)(ii).

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   TRANSFER

     Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

(b) and a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "CONTRACTUAL CURRENCY"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the pavement will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered:

     (i)  for the payment of any amount owing in respect of this Agreement;

     (ii) for the payment of any amount relating to any early termination in respect of this Agreement; or

     (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and are not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

     A Defaulting Party will, on demand, indemnify and hold harmless the other party from and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

          (i) if in writing and delivered in person or by courier, on the date it is delivered;

          (ii) if sent by telex, on the date the recipient's answer back is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

          (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

          (v) if sent by electronic messaging system, on the date that electronic message is received,

          unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("PROCEEDINGS"), each party irrevocably:-

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State Of New York and the United States District Court located in the Borough of Manhattan in New York City if this agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

     Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside , if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from:

     (i)  suit,

     (ii) jurisdiction of any court,

    (iii) relief by way of injunction, order for specific performance or for recovery of property attachment of its assets (whether before or after judgment), and

     (iv) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  DEFINITIONS

     As used in this Agreement:-

     "ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

     "AFFECTED PARTY" has the meaning specified in Section 5(b).

     "AFFECTED TRANSACTIONS" means:

     (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event; and

     (b)  with respect to any other Termination Event, all Transactions.

     "AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

     "APPLICABLE RATE" means:

     (a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

     (b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

     (c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

     (d)  in all other cases, the Termination Rate.

     "BURDENED PARTY" has the meaning specified in Section 5(b).

     "CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

     "CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

     "CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

     "CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

     "CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

     "DEFAULT RATE" means a rate per annum equal to the costs (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1 % per annum.

     "DEFAULTING PARTY" has the meaning specified in Section 6(a).

     "EARLY TERMINATION DATE" means the date determined in accordance with
     Section 6(a) or 6(b)(iv).

     "EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

     "ILLEGALITY" has the meaning specified in Section 5(b).

     "INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdictions of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

     "LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

     "LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits):

     (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement,

     (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment,

     (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

     "LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or re-establishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

     "MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under
     Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. if fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

     "NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual costs) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

     "NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

     "OFFICE" means a branch or office of a party, which may be such party's head or home office.

     "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event Of Default.

     "REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith:

     (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit; and

     (b) to the extent practicable, from among such dealers having an office in the same city.

     "RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions:

     (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat,

     (b) where an Office through which the party is acting for purposes of this Agreement is located,

     (c)  in which the party executes this Agreement, and

     (d) in relation to any payment, from or through which such payment is made.

     "SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

     "SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

     'SETTLEMENT AMOUNT' means, with respect to a party and any Early Termination Date, the sum of:-

     (a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

     (b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

     "SPECIFIED ENTITY" has the meaning specified in the Schedule.

     "SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

     "SPECIFIED TRANSACTION" means, subject to the Schedule,

     (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),

     (b)  any combination of these transactions, and

     (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

     "STAMP TAX"' means any stamp, registration, documentation or similar tax.

     "TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

     "TAX EVENT" has the meaning specified in Section 5(b).

     "TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

     "TERMINATED TRANSACTIONS" means with respect to any Early Termination Date:

     (a)  if resulting from a Termination Event, all Affected Transactions; and

     (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

     "TERMINATION CURRENCY" has the meaning specified in the Schedule.

     "TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other that the Termination Currency (the "OTHER CURRENCY"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

     "TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

     "TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

     "UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of:

     (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date; and

     (b)  in respect of each Terminated Transaction, for each obligation under
          Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (6) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


Macquarie Securitisation Limited, ABN 16 003 297 336           Deutsche Bank AG New York Branch
                                                                         ("Party A")


____________________________________________________           ___________________________________________
         (Name of Party)                                                (Name of Party)


By:                                                           By:
Name:                                                         Name:
Title:                                                        Title:
Date                                                          Date:



Perpetual Trustees Australia Limited, ABN 86 000 431 827
         ("Party B")



___________________________________________
         (Name of Party)

By:
Name:
Title:
Date

                                                          DRAFT:  24 AUGUST 2001
--------------------------------------------------------------------------------

















MACQUARIE SECURITISATION LIMITED
ABN 16 003 297 336
Manager

DEUTSCHE BANK AG, NEW YORK BRANCH
Party A

PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827
Party B





ISDA MASTER AGREEMENT
CURRENCY SWAP AGREEMENT
THE PUMA FUND








          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                  OUR REF - 801/1537356 CONTACT - NINIAN LEWIS


            SYDNEY o MELBOURNE o BRISBANE o PERTH o CANBERRA o DARWIN

  Liability limited by the Solicitors' Limitation of Liability Scheme approved under the Professional Standards Act 1994 (NSW)

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                         DATED AS OF        2001 BETWEEN

                        MACQUARIE SECURITISATION LIMITED
                               ABN 16 003 297 336
                                   ("MANAGER")

                                       AND

                        DEUTSCHE BANK AG, NEW YORK BRANCH
                                   ("PARTY A")

                                       AND

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                               ABN 86 000 431 827
                       AS TRUSTEE OF THE VARIOUS SUB-FUNDS
               FROM TIME TO TIME ESTABLISHED UNDER THE TRUST DEED
                                   ("PARTY B")

PART 1.     TERMINATION PROVISIONS.

In this Agreement:

(a)   "SPECIFIED ENTITY" does not apply in relation to Party A or Party B.

(b)   The definition of "SPECIFIED TRANSACTION" is not applicable.

(c)   (i)    The following provisions of Section 5 will not apply to Party A:

             Section 5(a)(ii)        Section 5(a)(v)
             Section 5(a)(iii)       Section 5(a)(vi)
             Section 5(a)(iv)        Section 5(b)(iv)

      (ii)   The following provisions of Section 5 will not apply to Party B:

             Section 5(a)(ii)        Section 5(a)(v)          Section 5(b)(iv)
             Section 5(a)(iii)       Section 5(a)(vi)
             Section 5(a)(iv)

      (iii) Section 5(b)(ii) will apply to Party A as the Affected Party but is subject to Parts 5(6)(b) and 5(7)(d) of this Schedule. Section 5(b)(iii) will not apply to Party A as the Burdened Party.

(d) The "AUTOMATIC EARLY TERMINATION" provisions in Section 6(a) will not apply to Party A or Party B.

(e)   PAYMENTS ON EARLY TERMINATION.  For the purposes of Section 6(e) of this
      Agreement:

      (i)         Market Quotation will apply; and

      (ii)        the Second Method will apply.

(f) "TERMINATION CURRENCY" means US$ provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(g) "ADDITIONAL TERMINATION EVENT" applies. The following is an Additional Termination Event in respect of the Transactions of a Sub-Fund in relation to which both Party A and Party B are Affected Parties:

         "An Event of Default, as defined in the Security Trust Deed in relation to the Sub-Fund, occurs and the Security Trustee shall have been directed in accordance with and subject to the Security Trust Deed to declare, or has declared, the Relevant Notes in relation to the Transaction immediately due and payable in accordance with the Security Trust Deed."

PART 2.  TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement to be made by it to any other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of that other party contained in Section 4(d) of this Agreement,

         PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
         Agreement:

         Party A makes the following representation:

         Each payment received or to be received by it under each Transaction will be effectively connected with its conduct of a trade or business in the United States.

         Party B makes the following representations:

         It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in a country outside Australia. Party B further represents that it is a "foreign trust" for United States tax purposes.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)      TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:


PARTY REQUIRED TO DELIVER              FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED
DOCUMENT

Party A and Party B                    Any document or certificate reasonably       As soon as reasonably
                                       required or reasonably requested by a        practicable following a
                                       party in connection with its                 request by a party.
                                       obligations to make a payment under
                                       this Agreement which would enable that
                                       party to make the payment free from
                                       any deduction or withholding for or on
                                       account of Tax or which would reduce
                                       the rate at which deduction or
                                       withholding for or on account of Tax
                                       is applied to that payment (including,
                                       without limitation, any United States
                                       Form W-8BEN or other relevant United
                                       States tax form).

(b)      OTHER DOCUMENTS TO BE DELIVERED ARE:


PARTY REQUIRED TO DELIVER              FORM/DOCUMENT/CERTIFICATE                    DATE BY WHICH TO BE DELIVERED
DOCUMENT

Party A, Party B and the Manager       A certificate specifying the names,          On the execution of this
                                       title and specimen signatures of the         Agreement and each
                                       persons authorised to execute this           Confirmation, unless that
                                       Agreement and each Confirmation or           certificate has already been
                                       other communication in writing made          supplied and remains true and
                                       pursuant to this Agreement on its            in effect, and when the
                                       behalf.                                      certificate is updated.


Party A, Party B and the               A legal opinion as to the validity           On or prior to the Trade
Manager                                and enforceability of its obligations        Date of the first occurring
                                       under this Agreement in form and             Transaction.
                                       substance (and issued by legal
                                       counsel) reasonably acceptable to
                                       each other party.

Party B                                A certified copy to Party A of the           Not less than 5 Business
                                       Trust Deed and a certified copy to           Days (or such lesser period
                                       Party A of any document that                 as Party A agrees to) before
                                       amends in any way the terms of the           the Trade Date of the first
                                       Trust Deed.                                  occuring Transaction and in
                                                                                    the case of any amending
                                                                                    documents entered into
                                                                                    subsequent to that date,
                                                                                    promptly after each
                                                                                    amending document (if any)
                                                                                    has been entered into.

Party B                                A certified copy to Party A of each          Not less than 5 Business
                                       Sub-Fund Notice and Security                 Days (or such lesser period
                                       Trust Deed in relation to a                  as Party A agrees to) before
                                       A certified copy to Party A of each          Not less than 5 Business Days
                                       Sub-Fund Notice and Security Trust Deed      (or such lesser period as
                                       in relation to a                             Party A agrees to) before


                                       Sub-Fund and each other Transaction          the Trade Date of the first
                                       Document in relation to a Sub-Fund as is     occurring Transaction entered
                                       reasonably requested by Party A and          into by Party B as trustee of
                                       (without limiting any obligation Party B     the Sub-Fund and in the case
                                       may have to notify Party A of amendments     of any amending documents
                                       thereto) a certified copy to Party A of      entered into subsequent to
                                       any document that amends in any way the      that date, promptly after each
                                       terms of that Sub-Fund Notice or Security    amending document (if any) has
                                       Trust Deed or the terms of any such          been entered into.
                                       Transaction Document.

Party B                                A certified copy to Party A of the            Not less than 5 Business Days
                                       terms and conditions of the Relevant          (or such lesser period as
                                       Notes in relation to each Transaction         Party A agrees to) before the
                                       and (without limiting any obligation          Trade Date of that Transaction
                                       Party B may have to notify Party A of         and in the case of any
                                       amendments thereto) a certified copy to       amending documents entered
                                       Party A of any document that amends in        into subsequent to that date,
                                       any way those terms and conditions.           promptly after each amending
                                                                                     document (if any) has been
                                                                                     entered into.

Party A                                A certified copy to Party B and the           Not less than 5 Business Days
                                       Manager of each Credit Support Document       (or such lesser period as
                                       (if any) specified in respect of Party        Party B and the Manager agree
                                       A and (without limiting any obligation        to) before the Trade Date of
                                       Party A may have under the terms of           the first occurring
                                       that Credit Support Document to notify        Transaction and in the case of
                                       Party B or the Manager of amendments          any amending documents entered
                                       thereto) a certified copy to Party B          into subsequent to that date,
                                       and the Manager of any document that          promptly after each amending
                                       amends in any way the terms of that           document (if any) has been
                                       Credit Support Document.                      entered into.


Other than the legal opinions referred to in this Part 3(b), all documents delivered under this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a Confirmation on behalf of that party or a solicitor acting for that party, has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4.     MISCELLANEOUS

(a)         ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
            Agreement:

            Address for notices or communications to PARTY A:

            Address:                Level 17, 31 West 42nd Street
                                    New York
                                    NY 10019, USA

            Attention:              Paul Vambutas

            Facsimile No:           +1 212 469 7210

            with a copy to:

            Address:                Level 18, 225 George Street
                                    Sydney NSW 2000

            Attention:              Colin Keays

            Facsimile No.:          +612 9258 3632

            Address for notices or communications to PARTY B:

            Address:                Perpetual Trustees Australia Limited
                                    Level 3
                                    39 Hunter Street
                                    Sydney  NSW  2000
                                    AUSTRALIA

            Attention:              Manager, Securitisation Services

            Facsimile No.:          + 612 9221 7870

            Additionally, a copy of all notices as well as any changes to Party A's address, telephone number or facsimile number must be sent to:

            Address:                Macquarie Securitisation Limited
                                    Level 22
                                    20 Bond Street
                                    Sydney  NSW  2000
                                    AUSTRALIA

            Attention:              The Manager: PUMA Programme

            Facsimile No.:          + 612 8232 4755

(b)         PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

            Party A appoints as its Process Agent:   Deutsche Bank AG,
                                                     Sydney Branch
                                                     Level 18, 225 George Street
                                                     Sydney NSW 2000.

            Party B appoints as its Process Agent:   not applicable.

(c)         OFFICES.  The provisions of Section 10(a) will not apply to this
                      Agreement.

(d)         MULTIBRANCH PARTY. For the purpose of Section 10(c) of this
                               Agreement:

            Party A is not a Multibranch Party.

            Party B is not a Multibranch Party.

(e)         CALCULATION AGENT.

            The Calculation Agent in relation to each Transaction is:

            (i) in respect of all notices, determinations and calculations in respect of amounts A denominated in US$,Party A; and

            (ii) in respect of all other notices, determinations and calculations, the Manager.

(f)      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

         (i)      In relation to Party A: Nil

         (ii) In relation to Party B: in relation to the Transactions of a Sub-Fund, the Security Trust Deed in relation to that Sub-Fund.

(g)      CREDIT SUPPORT PROVIDER.

         (i)      In relation to Party A: Nil

         (ii)     In relation to Party B: Nil

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced by the following:

         "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and"

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. However, for the purposes of Section 3(c) each of Party A, Party B and the Manager is deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS

(1)      PAYMENTS: In Section 2:

         (a)      In Section 2(a)(i) add the following sentence:

                  "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)".

         (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

                  "Unless specified otherwise in this Agreement, payments under this Agreement by:

                  (i) Party A, will be made by [12.00 noon] (New York time); and

                  (ii)     Party B, will be made by 4.00pm (Sydney time),

                  on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency."

         (c)      Insert a new paragraph (iv) in Section 2(a) immediately after
                  Section 2(a)(iii) as follows:

                  "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i)."

         (d)      Insert a new paragraph (v) in Section 2(a) immediately after
                  Section 2(a)(iv) as follows:

                  "(v) Where payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day, then Party A's obligation to make the Party A Payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                           (1)      the Party B Payment; or

                           (2) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

         (e)      Add the following new sentence to Section 2(b):

                  "Each new account so designated shall be in the same tax jurisdiction as the original account."

(2) PARTY B'S PAYMENT INSTRUCTIONS: Party B irrevocably authorises and instructs Party A to make payment of:

         (i) the Initial Exchange Amount in respect of each Transaction due from Party A to Party B in respect of the Initial Exchange Date of that Transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

         (ii) any other amount due from Party A to Party B under that Transaction by paying that amount direct to the Relevant Principal Paying Agent in relation to that Transaction to the account outside of Australia notified in writing by the Relevant Principal Paying Agent to Party A for that purpose. On payment of any such amount by Party A to the Relevant Principal Paying Agent, Party A's obligation will be fully discharged in respect of that payment. Party A is entitled to rely on any such notice and is not obliged to enquire into the authority of the Relevant Principal Paying Agent to give such notice.

(3) PARTY A'S PAYMENT INSTRUCTIONS: Party A irrevocably authorises and instructs Party B to make payment of:

         (i) any amount denominated in A$ due from Party B to the account in Australia notified in writing by Party A to Party B from time to time; and

         (ii) any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(4)      REPRESENTATIONS: In Section 3:

         (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                        "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1959 (Cth)), section 13A(3) of the Banking Act, 1959 (Cth) or any other analogous provision under any law applicable to a party.";

         (b) after "Section 3(f)" in line 2 of Section 3 insert "3(g), 3(h), 3(i) and 3(j)";

         (c)      insert the following new paragraphs (g), (h), (i) and (j) in
                  Section 3 immediately after Section 3(f):

                  "(g) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

                           (i) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the relevant Sub-Fund), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                           (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                           (iii) STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

                  (h) SUB-FUND. By Party B, in respect of Party B only, in its capacity as trustee of the relevant Sub-Fund in respect of each Transaction:

                           (i) SUB-FUND VALIDLY CREATED. The Sub-Fund has been validly created and is in existence at the date of this Agreement.

                           (ii) SOLE TRUSTEE. It has been validly appointed as trustee of the Sub-Fund and is presently the sole trustee of the Sub-Fund.

                           (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Sub-Fund.

                           (iv) POWER. It has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in relation to the Sub-Fund in its capacity as trustee of the Sub-Fund.

                           (v) GOOD TITLE. It is the lawful owner of the assets of the Sub-Fund and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed in relation to the Sub-Fund and, subject only to that Security Trust Deed and any Security Interest permitted under that Security Trust Deed, those assets are free of all other

                                    Security Interests (except for Party B's right of indemnity out of the assets of the Sub-Fund).

                  (i) NON-ASSIGNMENT. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under a Security Trust Deed.

                  (j) CONTRACTING AS PRINCIPAL. Each Transaction is entered into by that party as principal and not otherwise."

(5)      EVENT OF DEFAULT: In Section 5(a):

         (a) FAILURE TO PAY OR DELIVER: delete paragraph (i) and replace it with the following:

                  "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth day after notice of such failure is given to the party;"

         (b)      CONSEQUENTIAL AMENDMENTS:

                  (i)      delete "or" at the end of Section 5(a)(vii); and

                  (ii) replace the full stop at the end of Section 5(a)(viii) with "; or"; and

         (c)      DOWNGRADE OBLIGATIONS: insert the following new paragraph
                  (ix):

                  "(ix) DOWNGRADE OBLIGATIONS. In respect of Party A only, Party A fails to comply with Part 5(21) if such failure is not remedied on or before the tenth Business Day (or such later day as Party B and the Manager may agree and which the Current Rating Authorities confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions) after notice of such failure is given to Party A.".

(6)      TERMINATION EVENTS:

         (a) ILLEGALITY: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections 5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that following the occurrence of such event:

                  (i) neither Party A nor Party B will be entitled to designate an Early Termination Date in respect of that Transaction as a result of that event occurring;

                  (ii) payment by Party B in accordance with Part 5(3) of the Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

                  (iii) Party A's obligations in respect of that Transaction or this Agreement will, to the extent permitted by law, be unaffected by the occurrence of that event, but nothing in this Part 5(6)(a) limits the rights of Party A or Party B in relation to any other Termination Event or Event of Default resulting from such event including any rights of Party A or Party B arising as a result of a failure by Party A or Party B to make any payment in accordance with this Agreement.

         (b)      PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                  (i) Subject to Section 6(b)(ii), Party A may designate an Early Termination Date in respect of a Transaction if it is an Affected Party following a Tax Event only if the Relevant Note Trustee in relation to the Transaction has notified the parties in writing that it is satisfied that all amounts owing to the Relevant Noteholders in respect of the Transaction are capable of being paid in full on the date on which the Relevant Notes in respect of the Transaction are to be redeemed.

                  (ii) If a Tax Event in respect of a Transaction occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement in respect of the Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement in respect of the Transaction to any person approved by the Manager (which approval must not be unreasonably withheld) provided that each Current Rating Authority in relation to the Sub-Fund has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions of that Sub-Fund.

(7)      TERMINATION:

         (a) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date in relation to a Transaction without the prior written consent of the Relevant Note Trustee in relation to that Transaction.

         (b) TERMINATION BY THE RELEVANT NOTE TRUSTEE: If while an Event of Default or Termination Event that gives Party B the right to designate an Early Termination Date in relation to a Transaction is subsisting, Party B does not exercise its right to terminate a Transaction, then the Relevant Note Trustee in relation to that Transaction may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

         (c) CONSULTATION ON EARLY TERMINATION DATE: Each party may only designate an Early Termination Date following prior consultation with the other parties as to the timing of the Early Termination Date.

         (d)      TRANSFERS TO AVOID TERMINATION:

                  Section 6(b)(ii) is amended as follows:

                  (i) The following sentences are added at the end of the second paragraph:

                           "However, if Party A is that other party it must, if so requested by the Relevant Note Trustee in relation to the Affected Transactions, use reasonable efforts to make such a transfer to an Affiliate provided the Current Rating Authorities have given prior written confirmation to the Relevant Note Trustee that such a transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Affected Transactions. Party A will not be required to incur a loss, excluding immaterial incidental expenses, in connection with any such transfer."

                  (ii) The third paragraph is deleted and replaced with the following:

                           "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

                           (1) where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

                           (2) where the other party is Party B, if the Current Rating Authorities have confirmed in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Affected Transactions."

         (e) DETERMINATION OF MARKET QUOTATION BY PARTY B: If Party B is required to determine a Market Quotation in respect of a Terminated Transaction pursuant to Section 6(e), Party B must consult with Party A in relation to such determination prior to making the determination and must provide to each Reference Market-maker in relation to the Market Quotation such information in relation to the Terminated Transaction, provided by Party A to Party B, as Party A may reasonably request.

         (f) TERMINATION PAYMENTS BY PARTY B: Notwithstanding Section 6(d)(ii), any amount calculated as being due by Party B in respect of any Early Termination Date in respect of a Transaction under Section 6(e) will be payable (along with interest on the outstanding amount from that Early Termination Date to the date of payment in accordance with Section 6(e)) on the Payment Date in relation to that Transaction (as specified in the relevant Confirmation) immediately following the date that such amount would otherwise be payable under
                  Section 6(d)(ii) (or will be payable on that date if that date is a Payment Date) except to the extent that such amount may be satisfied from a distribution under the relevant Security Trust Deed or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(17)(b).

(8) NO SET-OFF: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)      TRANSFER: Section 7 is replaced with:

                  "7.      ESSENTIAL TERM: TRANSFER

                  (a) Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the relevant Sub-Fund or the trust and charge created pursuant to the Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

                  (b)      Nothing in this Section 7:

                           (i) restricts a transfer by a party after the other parties have agreed to the variation of this Agreement to the extent necessary to permit such transfer;

                           (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under Section 6(b)(ii), Part 5(6)(b)(ii) or
                                    Part 5(21)(b);

                           (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under
                                    Section 6(e);

                           (iv) restricts a transfer by Party B or the Manager to a new Trustee or new Manager, respectively, in accordance with the Trust Deed or Management Deed; or

                           (v) restricts Party B from granting security over a Transaction or this Agreement pursuant to the Credit Support Document in relation to Party B.

                  (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

(10)     FACSIMILE TRANSMISSION: In Section 12:

         (a) delete the following words where they appear in lines 2 and 3 of Section 12(a):

                  "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)";

         (b)      replace Section 12(a)(iii) with:

                  "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"; and

         (c)      insert a new paragraph (vi) in Section 12(a) immediately after
                  Section 12(a)(v) as follows:

                        "(vi) if sent by ordinary mail, on the third (or the seventh, if posted by airmail) day after posting.".

(11)      DEFINITIONS

         In this Agreement, unless the contrary intention appears:

         (a) TRUST DEED: subject to Part 5(11)(h), unless defined in this Agreement words and phrases defined in the Trust Deed have the same meaning in this Agreement;

         (b)      TRUSTEE CAPACITY:

                  (i) a reference to Party B is a reference to Party B in its capacity as trustee of the relevant Sub-Fund only, and in no other capacity;

                  (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in Part 5(11)(b)(i) only; and

                  (iii) without limiting the foregoing, Section 5(a)(vii) will only apply to Party B in its capacity as trustee of the relevant Sub-Fund and:

                           (A) reference in Section 5(a)(vii)(1) to Party B being dissolved is to the relevant Sub-Fund being dissolved;

                           (B) Party B in its capacity as trustee of the relevant Sub-Fund is not insolvent or unable to pay its debts for the purposes of Section 5(a)(vii)(2) to the extent that its obligation to make any payment is limited by
                                    Section 15 or any similar provision in a Transaction Document in relation to the Sub-Fund; and

                           (C) the appointment of a new Trustee in relation to the Sub-Fund in accordance with the Trust Deed is not, of itself, an event to which
                                    Section 5(a)(vii) applies in relation to Party B.

         (c)      DEFINITIONS: in Section 14:

                  (i) replace the definitions of "AFFECTED TRANSACTIONS", "LOCAL BUSINESS DAY" with the following:

                           ""AFFECTED TRANSACTIONS" means, with respect to a Termination Event, all Transactions."

                           ""LOCAL BUSINESS DAY" has the same meaning as given to the term "BUSINESS DAY" in the Confirmation for each Transaction (including by way of incorporation by reference)."

                  (ii)     insert the following new definitions:

                           "CURRENT RATING AUTHORITY" in relation to the Transactions of a Sub-Fund has the meaning given to that term in relation to the Sub-Fund in the Trust Deed.

                           "PRESCRIBED RATING PERIOD" in relation to a Transaction means (unless otherwise specified in the Confirmation in relation to the Transaction) in relation to any credit ratings assigned to Party A by a Current Rating Authority:

                           (a) a period of 30 Business Days from the date of assignment of that credit rating where the credit ratings of Party A immediately after that assignment are less than the Prescribed Rating but greater than or equal to a short term credit rating of A-1 by S&P and long term credit ratings of A- by S&P, A3 by Moody's and A- by Fitch; and

                           (b) a period of 5 Business Days from the date of assignment of that credit rating where the credit ratings of Party A immediately after that assignment are less than a short term credit rating of A-1 by S&P and long term credit ratings of A- by S&P, A3 by Moody's or A- by Fitch, or, in either case, such greater period as is agreed to in writing by each relevant Current Rating Authority. If any one or more of S&P, Moody's or Fitch is not a Current Rating Authority in relation to the Transaction then the ratings of such a credit rating agency will not be relevant for the purposes of determining the Prescribed Rating Period.

                                    "PRESCRIBED RATING" in relation to a
                                    Transaction means (unless otherwise
                                    specified in the Confirmation in relation to the Transaction) either a short term credit rating of A-1+ by S&P or a long term credit rating of AA- by S&P (if S&P is a Current Rating Authority in relation to the Transaction) and long term credit ratings of AA- by Fitch (if Fitch is a Current Rating Authority in relation to the Transaction) and A2 by Moody's (if Moody's is a Current Rating Authority in relation to the Transaction).

                                    "RELEVANT NOTE TRUSTEE" in relation to a Transaction has the meaning given to that term in the Confirmation for that Transaction.

                                    "RELEVANT PRINCIPAL PAYING AGENT" in
                                    relation to a Transaction has the meaning given to that term in the Confirmation for that Transaction.

                                    "RELEVANT NOTES" in relation to a
                                    Transaction has the meaning given to that term in the Confirmation for that Transaction.

                                    "RELEVANT NOTEHOLDERS" in relation to a
                                    Transaction means the Noteholders in respect of the Relevant Notes in relation to that Transaction.

                                    "REPLACEMENT CURRENCY SWAP" has the meaning given to it in Part 5(17).

                                    "TRUST DEED" means the Deed of Trust dated
                                    13 July 1990 (as amended) made between the party named as the Founder in the First Schedule of that Deed and Party B, pursuant to which the trust funds, collectively known as the "PUMA Fund" are constituted.

         (d)      INTERPRETATION:

                  (i) unless specified otherwise, references to time are references to Sydney time;

                  (ii) a reference to "WILFUL DEFAULT" in relation to Party B means, subject to Part 5(11)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document in relation to the relevant Sub-Fund, other than a failure or breach which:

                           A.  (1)  arises as a result of a breach of such a
                                    Transaction Document by a person other than:

                                    (a)      Party B; or

                                    (b)      any other person referred to in
                                             Part 5(11)(d)(iii) of this
                                             Schedule; and

                               (2)  the performance of the action (the non-
                                    performance of which gave rise to such
                                    breach) is a precondition to Party B
                                    performing the said obligation;

                           B. is in accordance with a lawful court order or direction or required by law; or

                           C. is in accordance with any proper instruction or direction of:

                                    (1)      the Secured Creditors given at a
                                             meeting or deemed meeting of
                                             Secured Creditors convened pursuant
                                             to the Security Trust Deed in
                                             relation to the relevant Sub-Fund;
                                             or

                                    (2)      Noteholders in relation to Notes of
                                             the relevant Sub-Fund given at a
                                             meeting or deemed meeting convened
                                             under the Trust Deed or an Issuing
                                             Document;

                  (iii) a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document in relation to the relevant Sub-Fund;

                  (iv) a reference to "neither party" will be construed as a reference to "no party"; and

                  (v) a reference to "other party" will be construed as a reference to "other parties".

         (e) ISDA DEFINITIONS: The 2000 ISDA Definitions and Annex to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")) (the "2000 ISDA DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

         (f) INCONSISTENCY: Subject to Part 5(11)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

                  (i)      any Confirmation;

                  (ii)     this Schedule;

                  (iii)    the 2000 ISDA Definitions; and

                  (iv) the printed form of the 1992 ISDA Master Agreement which form part of this Agreement.

         (g)      SWAP TRANSACTION: Any reference to a:

                  (i) "SWAP TRANSACTION" in the 2000 ISDA Definitions is deemed to be a reference to a "TRANSACTION" for the purpose of interpreting this Agreement or any Confirmation; and

                  (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "SWAP TRANSACTION" for the purpose of interpreting the 1991 ISDA Definitions.

         (h)      INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
                  PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(12)     LIMITATION OF LIABILITY: Insert the following Section 15, after
         Section 14:

         "15.     PARTY B'S LIMITATION OF LIABILITY

                  (a) (LIMITATION ON PARTY B'S LIABILITY): Party B enters into this Agreement only in its capacity as trustee of each Sub-Fund and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of a Sub-Fund arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Sub-Fund out of which Party B is actually indemnified for the liability. This limitation of Party B liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

                  (b) (CLAIMS AGAINST PARTY B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of a Sub-Fund in any other capacity other than as trustee of that Sub-Fund, including seek the appointment of a receiver (except in relation to assets of that Sub-Fund), a liquidator, an administrator, or any similar person to Party B or prove in any liquidation, administration or arrangements of or affecting Party B (except in relation to the assets of that Sub-Fund).

                  (c) (BREACH OF TRUST): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Trust Deed or any other Transaction Document in relation to the relevant Sub-Fund or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the Sub-Fund, as a result of Party B's fraud, negligence or wilful default.

                  (d) (ACTS OR OMISSIONS): It is acknowledged that the Manager and other parties to the Transaction Documents in relation to the relevant Sub-Fund other than Party B (the "RELEVANT PARTIES") are responsible under those Transaction Documents for performing a variety of obligations relating to the Sub-Fund. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by Party B under any such Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with such a Transaction Document) to fulfil its obligations relating to the Sub-Fund or by any other act or omission of a Relevant Party or any other such person.

                  (e) (NO OBLIGATION): Party B is not obliged to enter into any further commitment or obligation under this Agreement or any Transaction Document unless Party B's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.

                  (f) (SEGREGATION): Without limiting the generality of this Section 15, the provisions of this Agreement shall have effect severally in respect of each Sub-Fund and shall be enforceable by or against Party B in its capacity as trustee of each such Sub-Fund as though a separate Agreement applied between Party A and Party B for each of Party B's said several capacities, to the intent that (inter alia):

                           (i) unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its respective capacities as trustee of each Sub-Fund;

                           (ii)     this Agreement together with each
                                    Confirmation relating to a particular
                                    Sub-Fund will form a single separate
                                    agreement between Party A and Party B in its capacity as trustee of that Sub-Fund and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A and Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A and Party B in its several capacities as trustee of each Sub-Fund;

                           (iii) representations made and agreements entered by the parties under this Agreement are made and entered severally by Party B in its respective capacities as trustee of each Sub-Fund and may be enforced by Party B against Party A severally in Party B's said several capacities (and by Party A against Party B in Party B's said several capacities);

                           (iv) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B severally in Party B's respective capacities as trustee of each Sub-Fund, and only accrue to Party B against Party A severally in Party B's said several capacities; and

                           (v) without limiting Section 15, the occurrence of an Event of Default or Termination Event in respect of one Sub-Fund shall not in itself constitute an Event of Default or Termination Event in respect of any other Sub-Fund."

(13) FURTHER ASSURANCES: Each party will, upon request by the other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14)     PROCEDURES FOR ENTERING INTO TRANSACTIONS

         (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Manager a Confirmation in such form as may be agreed between Party A, Party B and the Manager, and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation;

         (b) Party B will enter into each Transaction in its capacity as trustee of a Sub-Fund as specified in the relevant Confirmation.

(15) AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is authorised by that party to do so.

(16)     RECORDED CONVERSATIONS: Each party:

         (a) consents to the electronic recording of its telephone conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

         (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

         (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

         (d) acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of another party.

(17)     REPLACEMENT CURRENCY SWAP AGREEMENT:

         (a) If any Transaction under this Agreement is terminated, Party B may, at the direction of the Manager, enter into one or more currency swaps which replace that Transaction (collectively a "REPLACEMENT CURRENCY SWAP") provided that:

                  (i) the Current Rating Authorities in relation to the Transaction confirm in writing that the entry into the Replacement Currency Swap by Party B will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transaction; and

                  (ii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

         (b) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount (or any interest on that Settlement Amount in accordance with Section 6(d)(ii)) is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(17)(a), Party B must
                  (unless otherwise agreed between Party A, Party B and the Manager) direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount (and any interest on that Settlement Amount in accordance with Section 6(d)(ii)) to Party A, and to the extent such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as Fees and Expenses of the relevant Sub-Fund.

         (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount (or any interest on that Settlement Amount in accordance with Section 6(d)(ii)) is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(17)(a), Party B must
                  (unless otherwise agreed between Party A, Party B and the Manager) direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

         (d) The rights and obligations of the parties under this Part 5(17) will survive the termination of this Agreement.

(18) KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the relevant Sub-Fund or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) DISCLOSURE TO RELATED BODIES CORPORATE: In relation to information Party B in its capacity as trustee of the Sub-Fund (the "RECIPIENT") receives from the Manager or Party A (the "DISCLOSER") in relation to a Sub-Fund or the trust established under the Security Trust Deed (the "INFORMATION"), each Discloser hereby severally authorises and consents to the Recipient making available such Information, except to the extent that the making available of such Information is prohibited by law (including, without limitation, the Privacy Act), to:

         (a) (RELATED BODY CORPORATE): any Related Body Corporate of the Recipient which acts as custodian or Security Trustee of the assets of the Sub-Fund or which otherwise has responsibility for the management or administration of the Sub-Fund, including its assets; and

         (b) (RECIPIENT): the Recipient acting in its capacity as Manager or custodian (as applicable) of the Sub-Fund.

         Notwithstanding any other provision of this Agreement, the Recipient will not have any liability to the Discloser or any other person for the use, non-use, communication or non-communication of the Information in the above manner, except to the extent to which the Recipient has an express contractual obligation to disclose or not to disclose or to use or not to use certain information received by it and fails to do so. The Recipient must ensure that each person referred to in paragraphs
         (a) and (b) above is bound by the same duties of confidentiality in relation to any Information received by that person pursuant to this
         Part 5(19) as apply to the Recipient.

(20) RESTRICTIONS ON PARTY B'S RIGHTS: Party B must at all times act in accordance with the instructions of the Manager in relation to this Agreement.

(21)     COLLATERALISATION OF PARTY A'S OBLIGATIONS UNDER THE TRANSACTIONS:

         (a) (MAINTAINING RATINGS): If the unsecured and unsubordinated debt obligations of Party A (or any applicable assignee or its guarantor) shall cease to have a credit rating equal to or higher than the Prescribed Rating in relation to the Transactions of a Sub-Fund, then Party A shall immediately notify the Current Rating Authorities in relation to the Transactions and Party B and within the Prescribed Rating Period in relation to the Transactions (unless during this period Party A and Party B receive written confirmation from those Current Rating Authorities that the downgrade would not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions) at its cost either:

                  (i) put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) which may be based either on S&P's New Interest Rate and Currency Swap Criteria published in

                           January 1999 (as may be amended from time to time) or on any other agreement reached between the parties, in support of its obligations under the relevant Transactions, provided that Party A and Party B receive prior written confirmation from such Current Rating Authorities that there will not be a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions as a result of the downgrade following such collateral arrangements being put in place;

                  (ii) enter into an agreement novating its rights and obligations under this Agreement in respect of the relevant Transactions to a replacement swap counterparty which the Current Rating Authorities in relation to the Transactions confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions; or

                  (iii) enter into some other arrangements in respect of those Transactions which the Current Rating Authorities in relation to the Transactions confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transactions.

         (b) (AMENDING AGREEMENT): If collateral is lodged under Part 5(21)(a)(i) above, the parties must execute an amending agreement incorporating into this Agreement an ISDA Credit Support Annex (New York law version), and until executed such an ISDA Credit Support Annex will be taken to supplement and form part of this Agreement, and any collateral lodged will be subject to its terms, as if the ISDA Credit Support Annex were incorporated into this Agreement (but without any Paragraph 13 other than as necessary to give effect to the obligations described in this Part 5(21)) prior to the lodgement of any such collateral. Party B and the Manager acknowledge that any collateral lodged under Part 5(21)(a)(i) will not be an asset of the Sub-Fund in relation to the Transactions available for distribution in accordance with the Security Trust Deed in relation to that Sub-Fund.

         (c) (FURTHER ASSURANCE): Where Party A elects to novate its rights and obligations under this Agreement in respect of the Transactions to a replacement counterparty in accordance with
                  Part 5(21)(a)(ii) above, Party B, at the direction of the Manager, and the Manager must, at the cost of Party A, do all things requested by Party A which are necessary to novate the relevant rights and obligations to the replacement counterparty.

         (d) (RETURN OF COLLATERAL): If, at any time, Party A's obligations under this Agreement in respect of the Transactions are novated in accordance with Part 5(21)(a)(ii) above, Party A shall be immediately entitled to any collateral which it has provided under any collateral agreement contemplated by Part 5(21)(a)(i) (less any amount withdrawn in accordance with Part 5(21)(e).

         (e) (WITHDRAWALS OF COLLATERAL): Party B may only make withdrawals from any account into which collateral is provided by Party A (the "COLLATERAL ACCOUNT") if directed to do so by the Manager and then only for the purpose of:

                  (i) novating obligations under this Agreement in respect of the Transactions in accordance with Part 5(21)(a)(ii) (including the costs of obtaining a replacement counterparty);

                  (ii) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any collateral agreement contemplated by Part

                           5(21)(a)(i);

                  (iii) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

                  (iv) paying bank accounts debit tax or other equivalent taxes payable in respect of the Collateral Account; or

                  (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

                  The Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under paragraphs (ii) or (iii) above as soon as such refund or payment is possible.

         (f) (INTEREST): All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by Part 5(21)(a)(i).

         (g) (VARIATION): Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(21) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Part 5(21) (but will not be entitled to any additional grace period in relation to such a variation).

(22) AMENDMENT TO THIS AGREEMENT: None of Party A, Party B or the Manager may amend this Agreement to the extent that it applies to any Transaction unless the Current Rating Authorities in relation to the Transaction have confirmed in writing that the proposed amendment will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes in relation to the Transaction.

(23) APPOINTMENT OF MANAGER: Party B hereby exclusively appoints the Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager's authority to act on behalf of Party B in accordance with this Part 5(23) of the Schedule. The Manager hereby accepts such appointment. Party A is not obliged to enquire into the authority of the Manager to exercise or satisfy any of Party B's rights or obligations on Party B's behalf.

(24) SUPPORT FACILITY: Party B and the Manager agree that this Agreement and each Confirmation in relation to a Transaction of the relevant Sub-Fund is a Support Facility with respect to the Sub-Fund.

(25) NO AMENDMENT: each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document in relation to a Sub-Fund with respect to which there is a Transaction dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys relating to that Sub-Fund without the prior written consent of Party A.

                                                           DRAFT: 24 AUGUST 2001



    FORM OF CONFIRMATION FOR CLASS A CURRENCY SWAP - PUMA GLOBAL TRUST NO. 1

                [LETTERHEAD OF DEUTSCHE BANK AG, NEW YORK BRANCH]

[          ] 2001

TO:  Perpetual Trustees Australia Limited                Macquarie Securitisation Limited
     (as trustee of the PUMA Global Trust No. 1)         Level 23
     Level 3                                             20 Bond Street
     39 Hunter Street                                    Sydney  NSW  2000
     Sydney  NSW  2000                                   AUSTRALIA
     AUSTRALIA

     ATTENTION:  [                             ]         ATTENTION: [                    ]


CONFIRMATION - PUMA GLOBAL TRUST NO. 1 - US$ CLASS A NOTES

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustees Australia Limited, ABN 86 000 431 827 as trustee of the PUMA Global Trust No. 1 (the "PUMA TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [       ] 2001, as amended, novated or supplemented
from time to time (the "AGREEMENT"), between Deutsche Bank AG, New York Branch ("PARTY A"), Perpetual Trustees Australia Limited as trustee of, inter alia, the PUMA Trust ("PARTY B") and Macquarie Securitisation Limited, ABN 16 003 297 336 (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.     OUR REFERENCE:              [                                 ]

2.     TRADE DATE:                 [                                 ]

3.     EFFECTIVE DATE:             Closing Date (being [       ])

4.     TERMINATION DATE:           The earlier of:


                                    (a)   the date that the Relevant Notes
                                          have been redeemed in full in
                                          accordance with the Note
                                          Conditions; and

                                    (b)   the Final Maturity Date (being [   ]).

5.     FLOATING AMOUNTS

5.1    FLOATING AMOUNTS PAYABLE BY PARTY
       A:

(A)    Floating Rate Payer:                              Party A

       Calculation Amount:                               For each Floating Rate Payer Payment Date,
                                                         the aggregate Principal Balance of the
                                                         Relevant Notes as at the end of the first
                                                         day of the Calculation Period ending on but
                                                         excluding that Floating Rate Payer Payment
                                                         Date (after taking into account any
                                                         reductions in the Principal Balance of the
                                                         Relevant Notes on that day)

       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the
                                                         period commencing on and including [ ] 2001
                                                         and ending on and including the Termination
                                                         Date, subject to adjustment in accordance
                                                         with the Following Business Day Convention

       Floating Rate Option:                             USD-LIBOR-BBA

       Designated Maturity:                              Three months

       Spread:                                           In respect of:

                                                         (a)   Floating Rate Payer Payment Dates on or prior to
                                                               [        ] (or if that day is not a
                                                               Business Day, the next following Business Day),
                                                               [        ]; and

                                                         (b)   Floating Rate Payer Payment Dates after
                                                               [               ] (or if that day is not a
                                                               Business Day, the next following Business Day),
                                                               [        ].


       Floating Rate Day Count Fraction:                 Actual/360

       Reset Dates:                                      The first day of each Calculation Period

       Compounding:                                      Inapplicable

(B)    Floating Rate Payer:                              Party A

       Calculation Amount:                               The Outstanding Class A Interest Amount in relation to that
                                                         Floating RAte Payer Payment Date

       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the period commencing on
                                                         and including [           ] 2001 and ending on and including
                                                         the Termination Date, subject to adjustment in accordance
                                                         with the Following Business Day Convention

       Floating Rate Option:                             USD-LIBOR-BBA

       Designated Maturity:                              Three months

       Spread:                                           In respect of:



                                                         (a)       Floating Rate Payer Payment Dates on or prior to
                                                                   [        ] (or if that day is not a
                                                                   Business Day, the next following Business Day),
                                                                   [        ]; and

                                                         (b)       Floating Rate Payer Payment Dates after
                                                                   [               ] (or if that day is not a
                                                                   Business Day, the next following Business Day),
                                                                   [        ].

Floating Rate Day Count Fraction:                        Actual/360

Reset Dates:                                             The first day of each Calculation Period

Compounding:                                             Inapplicable

(C)    Outstanding Class A Interest Amount:              On each Floating Rate Payer Payment Date,
                                                         Party A must pay to Party B the Outstanding
                                                         Class A Interest Amount in relation to that
                                                         Floating Rate Payer Payment Date


5.2    FLOATING AMOUNTS PAYABLE BY PARTY B:

(A)    Floating Rate Payer:                              Party B

       Calculation Amount:                               For each Floating Rate Payer Payment Date,
                                                         the A$ Equivalent of the aggregate Principal
                                                         Balances of the Relevant Notes as at the end
                                                         of the first day of the Calculation Period
                                                         ending on but excluding that Floating Rate
                                                         Payer Payment Date (after taking into
                                                         account any reductions in the Principal
                                                         Balance of the Relevant Notes on that day)


       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the
                                                         period commencing on and including
                                                         [                          ] 2001 and ending
                                                         on and including the Termination Date,
                                                         subject to adjustment in accordance with the
                                                         Following Business Day Convention

       Floating Rate Option:                             AUD-BBR-BBSW

       Designated Maturity:                              Three months

       Spread:                                           In respect of:


                                                         (a)      Floating Rate Payer Payment Dates
                                                                  on or prior to [      ] (or if
                                                                  that day is not a Business Day, the
                                                                  next following Business Day), [     ];
                                                                  and

                                                         (b)      Floating Rate Payer Payment Dates
                                                                  after [        ] (or if
                                                                  that day is not a Business Day, the
                                                                  next following Business Day),
                                                                  [          ]


       Floating Rate Day Count Fraction:                 Actual/365 (Fixed)

       Reset Dates:                                      The first day of each Calculation Period




       Compounding:                                      Inapplicable

(B)    Floating Rate Payer:                              Party B

       Calculation Amount:                               The Outstanding A$ Class A Interest Amount
                                                         in relation to that Floating Rate Payer
                                                         Payment Date

       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the
                                                         period commencing on and including
                                                         [              ] 2001 and ending
                                                         on and including the Termination Date,
                                                         subject to adjustment in accordance with the
                                                         Following Business Day Convention

       Floating Rate Option:                             AUD-BBR-BBSW

       Designated Maturity:                              Three months

       Spread:                                           In respect of:

                                                         (a)      Floating Rate Payer Payment Dates
                                                                  on or prior to [           ] (or if
                                                                  that day is not a Business Day, the
                                                                  next following Business Day), [ ];
                                                                  and

                                                         (b)      Floating Rate Payer Payment Dates
                                                                  after [            ] (or if
                                                                  that day is not a Business Day, the
                                                                  next following Business Day),
                                                                  [         ]


       Floating Rate Day Count Fraction:                 Actual/365 (Fixed)

       Reset Dates:                                      The first day of each Calculation Period

       Compounding:                                      Inapplicable

(C)    Outstanding A$ Class A Interest Amount:           On each Floating Rate Payer Payment Date,
                                                         Party B will pay

5.3    PROPORTIONATE ADJUSTMENT OF                       If the A$ Class A Interest Payment in
       FLOATING AMOUNTS                                  relation to a Quarterly Payment Date will be
                                                         less than the aggregate of the Floating
                                                         Amounts payable by Party B to Party A on
                                                         that Quarterly Payment Date (as notified by
                                                         the Manager to Party A pursuant to paragraph
                                                         9 and including any Unpaid A$ Class A
                                                         Interest Amount), Party A may, in its
                                                         discretion, elect, by notice in writing to
                                                         Party B and the Manager (such notice to be
                                                         received by both such parties prior to that
                                                         Quarterly Payment Date), to pay to Party B
                                                         on that Quarterly Payment Date (in return
                                                         for payment by Party B of the A$ Class A
                                                         Interest Payment and in lieu of the Floating
                                                         Amounts that would otherwise be payable by
                                                         Party A to Party B on that Quarterly Payment
                                                         Date) a proportion of the Floating Amounts
                                                         that would otherwise be payable by Party A
                                                         to Party B on that Quarterly Payment Date
                                                         (including any




5.3    Proportionate Adjustment of  Floating             If the A$ Class A Interest Payment in relation to a
       Amounts                                           Quarterly Payment Date will be less than the aggregate of
                                                         the Floating Amounts payable by Party B to Party A on that
                                                         Quarterly Payment Date (as notified by the Manager to Party
                                                         A pursuant to paragraph 9 and including any Unpaid A$ Class
                                                         A Interest Amount), Party A may, in its discretion, elect, by notice in writing to Party B and the Manager (such
                                                         notice to be received by both such parties prior to that
                                                         Quarterly Payment Date), to pay to Party B on that
                                                         Quarterly Payment Date (in return for payment by Party B of the A$ Class A Interest Payment and in lieu of the Floating
                                                         Amounts that would otherwise be payable by Party A to Party
                                                         B on that Quarterly Payment Date) a proportion of the
                                                         Floating Amounts that would otherwise be payable by Party A to Party B on that Quarterly Payment Date (including any
                                                         Unpaid Class A Interest Amounts) being the same proportion as the A$ Class A Interest Payment bears to the Floating
                                                         Amounts payable by Party B to Party A on that Quarterly
                                                         Payment Date.

                                                         Notwithstanding any election by Party A pursuant to this
                                                         paragraph 5.3, a failure by Party B to pay to Party A the
                                                         full amount of the Floating Amounts payable by Party B on a
                                                         Quarterly Payment Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.
6.     EXCHANGES

6.1    INITIAL EXCHANGE:

       Initial Exchange Date:                            Effective Date

       Party A Initial Exchange Amount:                  The A$ Equivalent of the Party B Initial Exchange Amount,
                                                         Amount, being A$[            ]

       Party B Initial Exchange Amount:                  The aggregate Original Principal Balances of
                                                         the Relevant Notes on the Closing Date,
                                                         being US$[     ]

                                                         Notwithstanding Section 2(a)(ii) of the
                                                         Agreement, Party A must pay the Party A
                                                         Initial Exchange Amount to Party B by 4.00pm
                                                         (Sydney time) on the Initial Exchange Date
                                                         and Party B must pay Party A the Party B
                                                         Initial Exchange Amount by 4.00pm (New York
                                                         time) on the Initial Exchange Date. Section
                                                         2(a)(v) of the Agreement will not apply to
                                                         the payments of the Initial Exchange
                                                         Amounts.


6.2    INSTALMENT EXCHANGE:

       Instalment Exchange Date:                         Each Quarterly Payment Date (other than the Final Exchange
                                                         Date)

       Party A Instalment Exchange Amount:               In respect of an Instalment Exchange Date
                                                         means the US$ Equivalent of the A$ Class A
                                                         Principal Amount in relation to the
                                                         Quarterly Payment Date occurring on that
                                                         Instalment Exchange Date

       Party B Instalment Exchange Amount:               In respect of an Instalment Exchange Date
                                                         means the A$ Class A Principal Amount in
                                                         relation to the Quarterly Payment Date
                                                         occurring on that Instalment Exchange Date

6.3    FINAL EXCHANGE:

       Final Exchange Date:                              Termination Date

       Party A Final Exchange Amount:                    The US$ Equivalent of the A$ Class A Principal Amount in
                                                         relation to the Quarterly Payment Date which is the Final
                                                         Exchange Date


       Party B Final Exchange Amount:                   The A$ Class A Principal Amount in relation
                                                        to the Quarterly Payment Date which is the
                                                        Final Exchange Date




7.     EXCHANGE RATES:

       For the purpose of the definitions of
       "A$ EQUIVALENT" and "US$
       EQUIVALENT":

       US$ Exchange Rate:                                [                       ]

       A$ Exchange Rate:                                 [                       ]

8.     ACCOUNT DETAILS:

8.1    PAYMENTS TO PARTY A

       Account for payments in US$:                     The account notified in writing by Party A to Party B in
                                                        accordance with Part 5(3)(ii) of the Schedule to the
                                                        Agreement

       Account for payments in A$:                      The account notified in writing by Party A
                                                        to Party B in accordance with Part 5(3)(i)
                                                        of the Schedule to the Agreement

8.2    PAYMENTS TO PARTY B

       Account for payments in US$:                     The account notified in writing by the
                                                        Principal Paying Agent to Party A in
                                                        accordance with Part 5(2)(ii) of the
                                                        Schedule to the Agreement

       Account for payments in A$:                      The account notified in writing by Party B
                                                        to Party A in accordance with Part 5(2)(i)
                                                        of the Schedule to the Agreement

9.     NOTIFICATIONS TO PARTY A                         On or before the Determination Time in
                                                        respect of each Quarterly Payment Date the
                                                        Manager must notify Party A in writing of:

                                                        (a)      the A$ Class A Principal Amount in
                                                                 relation to that Quarterly Payment
                                                                 Date;

                                                        (b)      the A$ Class A Interest Amount in
                                                                 relation to that Quarterly Payment
                                                                 Date;

                                                        (c)      the Unpaid A$ Class A Interest
                                                                 Amount (if any) in relation to that
                                                                 Quarterly Payment Date;

                                                        (d)      the A$ Class A Interest Payment in
                                                                 relation to that Quarterly Payment
                                                                 Date.


10.    OFFICES:                                         The Office of Party A for each Transaction is
                                                        New York.

11.    TAXES                                            Section 2(d) of the Agreement is amended as it
                                                        applies to the Transaction as follows:





                                                        (i)      The word "if" is deleted at the
                                                                 beginning of Section 2(d)(i)(4) and
                                                                 the following words are inserted
                                                                 instead:

                                                                    "if and only if X is Party A and".

                                                        (ii)     In Section 2(d)(ii) the words "(if
                                                                 and only if Y is Party A)" are
                                                                 inserted after the word "then" at
                                                                 the beginning of the last
                                                                 paragraph.

                                                        Without prejudice to the above amendments,
                                                        it is agreed that Party B:

                                                        (iii)    is not obliged to pay in respect of
                                                                 the Transaction:

                                                                 (1)      any additional amount to Party A
                                                                          under Section 2(d)(i)(4); or

                                                                 (2)      any amount to Party A under Section
                                                                          2(d)(ii); and

                                                        (iv)     will not receive payments under the
                                                                 Transaction from which deductions
                                                                 or withholdings have been made
                                                                 under Section 2(d).

                                                        Provided that, notwithstanding the
                                                        foregoing, Section 2(d)(i)(4) and Section
                                                        2(d)(ii) will apply without any amendment
                                                        with respect to any payment by Party B to
                                                        Party A of interest on any amount calculated
                                                        as being due by Party B in respect of any
                                                        Early Termination Date in respect of the
                                                        Transaction under Section 6(e) to the extent
                                                        that payment of such amount is delayed by
                                                        the operation of Part 5(7)(f) of the
                                                        Agreement.


Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of
DEUTSCHE BANK AG, NEW YORK BRANCH


By:

                     (Authorised Officer )

Name:

Title:


CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:          CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of                            SIGNED for and on behalf of
PERPETUAL TRUSTEES AUSTRALIA LIMITED, ABN 86 000 431   MACQUARIE SECURITISATION LIMITED,
                                                       ABN 16 003 297 336 827
as trustee of the PUMA Global Trust No. 1

                                                       By:
By:
          (Authorised Officer)                                     (Authorised Officer)


                                                       Name:
Name:



                                                       Title:
Title:

                              DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the PUMA Global Trust No. 1, unless the context otherwise requires:

"A$ CLASS A INTEREST PAYMENT" in relation to a Quarterly Payment Date means the amount paid or available to be paid (as the case may be) on that Quarterly Payment Date under clause 5.1(d)(i) of the Sub-Fund Notice in respect of the A$ Class A Interest Amount and Unpaid A$ Class A Interest Amount on that Quarterly Payment Date.

"A$ CLASS A PRINCIPAL AMOUNT" has the same meaning as in the Sub-Fund Notice.

"A$ EQUIVALENT" has the same meaning as in the Sub-Fund Notice.

"AGENCY AGREEMENT" means the Agency Agreement [dated on or about the date of this Confirmation] between Party B, the Manager, The Bank of New York, New York Branch and The Bank of New York, London Branch.

"AUD-BBR-BBSW" means that the rate for a Reset Date will be the rate expressed as a percentage per annum appearing on the Reuters Screen Page "BBSW" at approximately 10.10am Sydney time on that Reset Date for a bill of exchange having a tenor equal to the Designated Maturity, as being the average of the mean buying and selling rates appearing on that page for such a bill of exchange rounded to four decimal places. If fewer than four banks quote on the Reuters Screen page "BBSW", the rate for that date and specified term will be calculated as above by taking the rates otherwise quoted by 4 banks on application by the Calculation Agent for such a bill of the same tenor, eliminating the highest and lowest mean rates and taking the average of the remaining mean rates rounded to four decimal places. If a rate cannot be determined in accordance with the foregoing procedures, then AUD-BBR-BBSW means such rate as is specified in good faith by the Calculation Agent at or around that time on that date, having regard, to the extent possible, to comparable indices then available as to the rates otherwise bid and offered for such bills of that tenor around that time.

"CLASS A INTEREST PAYMENT" means, on any Quarterly Payment Date, the Floating Amounts payable by Party A under paragraph 5.1 of this Confirmation, as adjusted (if appropriate) in accordance with paragraph 5.3 of this Confirmation.

"DETERMINATION TIME" in relation to a Quarterly Payment Date means on or about 11.00am Sydney time 5 Business Days prior to that Quarterly Payment Date.

"NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"NOTE TRUST DEED" means the Note Trust Deed [dated on or about the date of this Confirmation] between Party B, the Manager and the Relevant Note Trustee.

"OUTSTANDING A$ CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 5.2 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party B on that Floating Rate Payer Payment Date as a result of the operation of paragraph 5.3.

"OUTSTANDING CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 5.1 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party A on that Floating Rate Payer Payment Date as a result of the operation of paragraph 5.3.

"RATE PAGE" means Telerate Page 3750 or, if Telerate Page 3750 ceases to quote the relevant rate, such other page, section or part of Telerate as quotes the relevant rate and is selected by the Calculation Agent or, if there is no such page, section or part of such other page, section or part of a different screen information service as quotes the relevant rate selected by the Calculation Agent and approved by the Relevant Note Trustee.

"RELEVANT AGENT BANK" means The Bank of New York, New York Branch or, if the Bank of New York is removed or retires as Agent Bank under the Agency Agreement, any person appointed from time to time in its place in accordance with the Agency Agreement.

"RELEVANT NOTEHOLDERS" means the Class A Noteholders as that term is defined in the Note Trust Deed.

"RELEVANT NOTES" means the Class A Notes issued by Party B under the Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York, New York Branch or, if the Bank of New York is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Note Trust Deed.

"RELEVANT PRINCIPAL PAYING AGENT" means The Bank of New York, New York Branch or, if the Bank of New York is removed or retires as Principal Paying Agent under the Agency Agreement, any person appointed from time to time in its place in accordance with the Agency Agreement.

"SECURITY TRUST DEED" means the Security Trust Deed dated [on or about the date of this Confirmation] between Party B, the Manager, the Relevant Note Trustee and Perpetual Trustee Company Limited ABN 42 001 001 007.

"SUB-FUND NOTICE" means the Sub-Fund Notice dated [on or about the date of this Confirmation] between Party B and the Manager.

"UNPAID A$ CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate of the Floating Amounts referred to in paragraphs 5.2(B) and (C) with respect to that Floating Rate Payer Payment Date.

"UNPAID CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate of the Floating Amounts referred to in paragraphs 5.1(B) and (C) with respect to that Floating Rate Payer Payment Date.

"US$ EQUIVALENT" in relation to an amount which is calculated, determined or expressed in A$, or which includes a component determined or expressed in A$, means that A$ amount or A$ component (as the case may be) multiplied by the US$ Exchange Rate.

"USD-LIBOR-BBA" has the meaning ascribed to that term in the 2000 ISDA Definitions except that:

(a) reference to "London Banking Days" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "London/New York Business Days" as that expression is defined in the Note Conditions;

(b) reference to "Telerate Page 3750" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "Rate Page" (as defined above); and

(c) the interest rate so determined will be rounded to four decimal places,

and that if USD-LIBOR-BBA cannot be determined in accordance with the 2000 ISDA Definitions as varied above (including endeavouring to determine a rate under the definition of "USD-LIBOR-Reference banks" in section 7.1(w)(xx)), it will remain as the most recently determined rate obtained from a Rate Page for a preceding Calculation Period.

Terms defined in the Note Conditions (including by incorporation by reference) have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

                                                           DRAFT: 24 AUGUST 2001



    FORM OF CONFIRMATION FOR CLASS B CURRENCY SWAP - PUMA GLOBAL TRUST NO. 1

                [LETTERHEAD OF DEUTSCHE BANK AG, NEW YORK BRANCH]

[         ] 2001

TO:    Perpetual Trustees Australia Limited              Macquarie Securitisation Limited
       (as trustee of the PUMA Global Trust No. 1)       Level 23
       Level 3                                           20 Bond Street
       39 Hunter Street                                  Sydney  NSW  2000
       Sydney  NSW  2000                                 AUSTRALIA
       AUSTRALIA

       ATTENTION:    [        ]                          ATTENTION: [        ]




CONFIRMATION - PUMA GLOBAL TRUST NO. 1 - US$ CLASS B NOTES

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustees Australia Limited, ABN 86 000 431 827 as trustee of the PUMA Global Trust No. 1 (the "PUMA TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ] 2001, as amended, novated or supplemented from time to time (the "AGREEMENT"), between Deutsche Bank AG, New York Branch ("PARTY A"), Perpetual Trustees Australia Limited as trustee of, inter alia, the PUMA Trust ("PARTY B") and Macquarie Securitisation Limited, ABN 16 003 297 336 (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.     OUR REFERENCE:                            [                   ]

2.     TRADE DATE:                               [                   ]

3.     EFFECTIVE DATE:                           Closing Date (being [       ])

4.     TERMINATION DATE:                         The earlier of:

                                                 (a)  the date that the
                                                      Relevant Notes have been
                                                      redeemed in full in
                                                      accordance with the Note
                                                      Conditions; and

                                                 (b)  the Final Maturity Date
                                                      (being [         ]).

5.     FLOATING AMOUNTS

5.1    FLOATING AMOUNTS PAYABLE TO PARTY

(A)    Floating Rate Payer:                         Party A

       Calculation Amount:                          For each Floating Rate Payer Payment Date,
                                                    the aggregate Principal Balance of the
                                                    Relevant Notes as at the end of the first
                                                    day of the Calculation Period ending on but
                                                    excluding that Floating Rate Payer Payment
                                                    Date (after taking into account any
                                                    reductions in the Principal Balance of the
                                                    Relevant Notes on that day)

       Floating Rate Payer Payment Dates:           Each Quarterly Payment Date during the
                                                    period commencing on and including
                                                    [       ] 2001 and ending on and
                                                    including the Termination Date, subject to
                                                    adjustment in accordance with the Following
                                                    Business Day Convention

       Floating Rate Option:                        USD-LIBOR-BBA

       Designated Maturity:                         Three months

       Spread:                                      In respect of:

                                                    (a)      Floating Rate Payer Payment Dates
                                                             on or prior to [        ] (or if that
                                                             day is not a Business Day, the next
                                                             following Business Day), [     ]; and

                                                    (b)      Floating Rate Payer Payment Dates
                                                             after [         ] (or if that
                                                             day is not a Business Day, the next
                                                             following Business Day), [        ].

       Floating Rate Day Count Fraction:            Actual/360

       Reset Dates:                                 The first day of each Calculation Period

       Compounding:                                 Inapplicable

(B)    Floating Rate Payer:                         Party A

       Calculation Amount:                          The Outstanding Class B Interest Amount in
                                                    relation to that Floating Rate Payer Payment
                                                    Date

       Floating Rate Payer Payment Dates:           Each Quarterly Payment Date during the period
                                                    commencing on and including [        ] 2001
                                                    and ending on and including the Termination
                                                    Date, subject to adjustment in accordance
                                                    with the Following Business Day Convention

       Floating Rate Option:                        USD-LIBOR-BBA

       Designated Maturity:                         Three months

       Spread:                                      In respect of:

       Spread:                                           In respect of:
                                                         (a)       Floating Rate Payer Payment Dates on or prior to
                                                                   [          ] (or if that day is not a
                                                                   Business Day, the next following Business Day),
                                                                   [          ]; and

                                                         (b)       Floating Rate Payer Payment Dates after
                                                                   [             ] (or if that day is not a
                                                                   Business Day, the next following Business Day),
                                                                   [        ].

Floating Rate Day Count Fraction:                        Actual/360

Reset Dates:                                             The first day of each Calculation Period

Compounding:                                             Inapplicable

(C)    Outstanding Class B Interest Amount:              On each Floating Rate Payer Payment Date,
                                                         Party A must pay to Party B the Outstanding
                                                         Class B Interest Amount in relation to that
                                                         Floating Rate Payer Payment Date

5.2    FLOATING AMOUNTS PAYABLE BY PARTY B:

(A)    Floating Rate Payer:                              Party B

       Calculation Amount:                               For each Floating Rate Payer Payment Date, the A$
                                                         Equivalent of the aggregate Principal Balances of the
                                                         Relevant Notes as at the end of the first day of the
                                                         Calculation Period ending on but excluding that Floating
                                                         Rate Payer Payment Date (after taking into account any
                                                         reductions in the Principal Balance of the Relevant Notes
                                                         on that day)

       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the period commencing on
                                                         and including [              ] 2001 and ending
                                                         on and including the Termination Date, subject to
                                                         adjustment in accordance with the Following Business Day
                                                         Convention

       Floating Rate Option:                             AUD-BBR-BBSW

       Designated Maturity:                              Three months

       Spread:                                           In respect of:

                                                         (a)       Floating Rate Payer Payment Dates on or prior to
                                                                   [        ] (or if that day is not a Business
                                                                   Day, the next following Business Day),
                                                                   [                      ]; and
                                                         (b)       Floating Rate Payer Payment Dates after
                                                                   [        ] (or if that day is not a
                                                                   Business Day, the next following Business Day),
                                                                   [        ]

       Floating Rate Day Count Fraction:            Actual/365 (Fixed)

       Reset Dates:                                 The first day of each Calculation Period

       Compounding:                                      Inapplicable

(B)    Floating Rate Payer:                              Party B

       Calculation Amount:                               The Outstanding A$ Class B Interest Amount in relation to
                                                         that Floating Rate Payer Payment Date


       Floating Rate Payer Payment Dates:                Each Quarterly Payment Date during the period commencing on
                                                         and including [                  ] 2001 and ending
                                                         on and including the Termination Date, subject to
                                                         adjustment in accordance with the Following Business Day
                                                         Convention

       Floating Rate Option:                             AUD-BBR-BBSW

       Designated Maturity:                              Three months
       Spread:                                           In respect of:

                                                         (a)       Floating Rate Payer Payment Dates on or prior to
                                                                   [        ] (or if that day is not a Business
                                                                   Day, the next following Business Day),
                                                                   [                      ]; and

                                                         (b)       Floating Rate Payer Payment Dates after
                                                                   [        ] (or if that day is not a
                                                                   Business Day, the next following Business Day),
                                                                   [        ]

       Floating Rate Day Count Fraction:                 Actual/365 (Fixed)

       Reset Dates:                                      The first day of each Calculation Period

       Compounding:                                      Inapplicable

(C)    Outstanding A$ Class B Interest                   On each Floating Rate Payer Payment Date, Party B will pay
       Amount:                                           to Party A the Outstanding A$ Class B Interest Amount in
                                                         relation to that Floating Rate Payer Payment Date


5.3    PROPORTIONATE ADJUSTMENT OF FLOATING             If the A$ Class B Interest Payment in relation to a
       AMOUNTS                                           Quarterly Payment Date will be less than the aggregate of
                                                         the Floating Amounts payable by Party B to Party A on that
                                                         Quarterly Payment Date (as notified by the Manager to Party
                                                         A pursuant to paragraph 9 and including any Unpaid A$ Class
                                                         B Interest Amount), Party A must pay to Party B on that
                                                         Quarterly Payment Date (in return for payment by Party B of the A$ Class B Interest Payment and in lieu of the Floating
                                                         Amounts that would otherwise be payable by Party A to Party
                                                         B on that Quarterly Payment Date) a proportion of the
                                                         Floating Amounts that would otherwise be payable by Party A to Party B on that Quarterly Payment Date (including any
                                                         Unpaid Class B Interest Amounts) being the same proportion as the A$ Class B Interest Payment bears to the Floating
                                                         Amounts payable by Party B to Party

                                                         A on that Quarterly Payment Date.

                                                         A failure by Party B to pay to Party A the full amount of
                                                         the Floating Amounts payable by Party B on a Quarterly
                                                         Payment Date, where Party B pays to Party A the A$ Class B
                                                         Interest Payment on that Quarterly Payment Date, does not
                                                         constitute a failure to pay for the purposes of Section
                                                         5(a)(i) of the Agreement if any of the Class A Notes are
                                                         outstanding on that Quarterly Payment Date.

6.     EXCHANGES

6.1    INITIAL EXCHANGE:

       Initial Exchange Date:                            Effective Date

       Party A Initial Exchange Amount:                  The A$ Equivalent of the Party B Initial Exchange Amount,
                                                         being A$[                            ]

       Party B Initial Exchange Amount:                  The aggregate Original Principal Balances of the Relevant
                                                         Notes on the Closing Date, being US$[             ]

                                                         Notwithstanding Section 2(a)(ii) of the Agreement, Party A
                                                         must pay the Party A Initial Exchange Amount to Party B by
                                                         4.00pm (Sydney time) on the Initial Exchange Date and Party
                                                         B must pay Party A the Party B Initial Exchange Amount by
                                                         4.00pm (New York  time) on the Initial Exchange Date.
                                                         Section 2(a)(v) of the Agreement will not apply to the
                                                         payments of the Initial Exchange Amounts.

6.2    INSTALMENT EXCHANGE:

       Instalment Exchange Date:                         Each Quarterly Payment Date (other than the Final Exchange
                                                         Date)

       Party A Instalment Exchange Amount:               In respect of an Instalment Exchange Date means the US$
                                                         Equivalent of the A$ Class B Principal Amount in relation
                                                         to the Quarterly Payment Date occurring on that Instalment
                                                         Exchange Date

       Party B Instalment Exchange Amount:               In respect of an Instalment Exchange Date means the
                                                         A$ Class B Principal Amount in relation to the Quarterly
                                                         Payment Date occurring on that Instalment Exchange Date

6.3    FINAL EXCHANGE:

       Final Exchange Date:                              Termination Date

       Party A Final Exchange Amount:                    The US$ Equivalent of the A$ Class B Principal Amount in
                                                         relation to the Quarterly Payment Date which is the Final
                                                         Exchange Date



       Party B Final Exchange Amount:                    The A$ Class B Principal Amount in relation to the
                                                         Quarterly Payment Date which is the Final Exchange Date
7.     EXCHANGE RATES:

       For the purpose of the definitions of
       "A$ EQUIVALENT" AND "US$   EQUIVALENT":

       US$ Exchange Rate:                                [                      ]

       A$ Exchange Rate:                                 [                      ]

8.     ACCOUNT DETAILS:

8.1    PAYMENTS TO PARTY A

       Account for payments in US$:                      The account notified in writing by Party A to Party B in
                                                         accordance with Part 5(3)(ii) of the Schedule to the
                                                         Agreement

       Account for payments in A$:                       The account notified in writing by Party A to Party B in
                                                         accordance with Part 5(3)(i) of the Schedule to the Agreement

8.2    PAYMENTS TO PARTY B

       Account for payments in US$:                      The account notified in writing by the Principal Paying
                                                         Agent to Party A in accordance with Part 5(2)(ii) of the
                                                         Schedule to the Agreement

       Account for payments in A$:                       The account notified in writing by Party B to Party A in
                                                         accordance with Part 5(2)(i) of the Schedule to the Agreement


9.     NOTIFICATIONS TO PARTY A                          On or before the Determination Time in respect of each
                                                         Quarterly Payment Date the Manager must notify Party A in
                                                         writing of:

                                                         (a)     the A$ Class B Principal Amount in relation to that
                                                                 Quarterly Payment Date;

                                                         (b)     the A$ Class B Interest Amount in relation to that
                                                                 Quarterly Payment Date;

                                                         (c)     the Unpaid A$ Class B Interest Amount (if any) in
                                                                 relation to that Quarterly Payment Date;

                                                         (d)     the A$ Class B Interest Payment in relation to that
                                                                 Quarterly Payment Date.


10.    OFFICES:                                          The Office of Party A for each Transaction is New York.
                                                         The Office of Party B for each Transaction is Sydney.

11.    TAXES                                             Section 2(d) of the Agreement is amended as it applies
                                                         to the Transaction as follows:

                                    (i)      The word "if" is deleted at the
                                             beginning of Section 2(d)(i)(4) and
                                             the following words are inserted
                                             instead:

                                                 "if and only if X is Party A
                                                 and".

                                    (ii)     In Section 2(d)(ii) the words "(if
                                             and only if Y is Party A)" are
                                             inserted after the word "then" at
                                             the beginning of the last
                                             paragraph.

                                    Without prejudice to the above amendments, it is agreed that Party B:

                                    (iii)    is not obliged to pay in respect of
                                             the Transaction:

                                            (1)   any additional amount to Party
                                                  A under Section 2(d) (i)(4);
                                                  or

                                            (2)   any amount to Party A under
                                                  Section 2(d)(ii); and

                                    (iv)     will not receive payments under the
                                             Transaction from which deductions
                                             or withholdings have been made
                                             under Section 2(d).

                                    Provided that, notwithstanding the
                                    foregoing, Section 2(d)(i)(4) and Section
                                    2(d)(ii) will apply without any amendment with respect to any payment by Party B to Party A of interest on any amount calculated as being due by Party B in respect of any Early Termination Date in respect of the Transaction under Section 6(e) to the extent that payment of such amount is delayed by the operation of Part 5(7)(f) of the Agreement.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely



CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of
DEUTSCHE BANK AG, NEW YORK BRANCH


By:

                     (Authorised Officer)

Name:

Title:



CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:          CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of                            SIGNED for and on behalf of
PERPETUAL TRUSTEES AUSTRALIA                           MACQUARIE SECURITISATION LIMITED,
LIMITED, ABN 86 000 431                                ABN 16 003 297 336 827
as trustee of the PUMA Global Trust No. 1

By:                                                    By:
            (Authorised Officer)                                  (Authorised Officer)


                                      Name:
Name:



                                     Title:
Title:

                                                                               8

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                              DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the PUMA Global Trust No. 1, unless the context otherwise requires:

"A$ CLASS B INTEREST PAYMENT" in relation to a Quarterly Payment Date means the amount paid or available to be paid (as the case may be) on that Quarterly Payment Date under clause 5.1(e)(i) of the Sub-Fund Notice in respect of the A$ Class B Interest Amount and Unpaid A$ Class B Interest Amount on that Quarterly Payment Date.

"A$ CLASS B PRINCIPAL AMOUNT" has the same meaning as in the Sub-Fund Notice.

"A$ EQUIVALENT" has the same meaning as in the Sub-Fund Notice.

"AGENCY AGREEMENT" means the Agency Agreement [dated on or about the date of this Confirmation] between Party B, the Manager, The Bank of New York, New York Branch and The Bank of New York, London Branch.

"AUD-BBR-BBSW" means that the rate for a Reset Date will be the rate expressed as a percentage per annum appearing on the Reuters Screen Page "BBSW" at approximately 10.10am Sydney time on that Reset Date for a bill of exchange having a tenor equal to the Designated Maturity, as being the average of the mean buying and selling rates appearing on that page for such a bill of exchange rounded to four decimal places. If fewer than four banks quote on the Reuters Screen page "BBSW", the rate for that date and specified term will be calculated as above by taking the rates otherwise quoted by 4 banks on application by the Calculation Agent for such a bill of the same tenor, eliminating the highest and lowest mean rates and taking the average of the remaining mean rates rounded to four decimal places. If a rate cannot be determined in accordance with the foregoing procedures, then AUD-BBR-BBSW means such rate as is specified in good faith by the Calculation Agent at or around that time on that date, having regard, to the extent possible, to comparable indices then available as to the rates otherwise bid and offered for such bills of that tenor around that time.

"CLASS B INTEREST PAYMENT" means, on any Quarterly Payment Date, the Floating Amounts payable by Party A under paragraph 5.1 of this Confirmation, as adjusted (if appropriate) in accordance with paragraph 5.3 of this Confirmation.

"DETERMINATION TIME" in relation to a Quarterly Payment Date means on or about 11.00am Sydney time 5 Business Days prior to that Quarterly Payment Date.

"NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"NOTE TRUST DEED" means the Note Trust Deed [dated on or about the date of this Confirmation] between Party B, the Manager and the Relevant Note Trustee.

"OUTSTANDING A$ CLASS B INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 5.2 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party B on that Floating Rate Payer Payment Date as a result of the operation of paragraph 5.3.

"OUTSTANDING CLASS B INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 5.1 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party A on that Floating Rate Payer Payment Date as a result of the operation of paragraph 5.3.

"RATE PAGE" means Telerate Page 3750 or, if Telerate Page 3750 ceases to quote the relevant rate, such other page, section or part of Telerate as quotes the relevant rate and is selected by the Calculation Agent



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or, if there is no such page, section or part of such other page, section or part of a different screen information service as quotes the relevant rate selected by the Calculation Agent and approved by the Relevant Note Trustee.

"RELEVANT AGENT BANK" means The Bank of New York, New York Branch or, if the Bank of New York is removed or retires as Agent Bank under the Agency Agreement, any person appointed from time to time in its place in accordance with the Agency Agreement.

"RELEVANT NOTEHOLDERS" means the Class B Noteholders as that term is defined in the Note Trust Deed.

"RELEVANT NOTES" means the Class B Notes issued by Party B under the Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York, New York Branch or, if the Bank of New York is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Note Trust Deed.

"RELEVANT PRINCIPAL PAYING AGENT" means The Bank of New York, New York Branch or, if the Bank of New York is removed or retires as Principal Paying Agent under the Agency Agreement, any person appointed from time to time in its place in accordance with the Agency Agreement.

"SECURITY TRUST DEED" means the Security Trust Deed dated [on or about the date of this Confirmation] between Party B, the Manager, the Relevant Note Trustee and Perpetual Trustee Company Limited ABN 42 001 001 007.

"SUB-FUND NOTICE" means the Sub-Fund Notice dated [on or about the date of this Confirmation] between Party B and the Manager.

"UNPAID A$ CLASS B INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate of the Floating Amounts referred to in paragraphs 5.2(B) and (C) with respect to that Floating Rate Payer Payment Date.

"UNPAID CLASS B INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate of the Floating Amounts referred to in paragraphs 5.1(B) and (C) with respect to that Floating Rate Payer Payment Date.

"US$ EQUIVALENT" in relation to an amount which is calculated, determined or expressed in A$, or which includes a component determined or expressed in A$, means that A$ amount or A$ component (as the case may be) multiplied by the US$ Exchange Rate.

"USD-LIBOR-BBA" has the meaning ascribed to that term in the 2000 ISDA Definitions except that:

(a) reference to "London Banking Days" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "London/New York Business Days" as that expression is defined in the Note Conditions;

(b) reference to "Telerate Page 3750" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "Rate Page" (as defined above); and

(c) the interest rate so determined will be rounded to four decimal places,

and that if USD-LIBOR-BBA cannot be determined in accordance with the 2000 ISDA Definitions as varied above (including endeavouring to determine a rate under the definition of "USD-LIBOR-Reference banks" in section 7.1(w)(xx)), it will remain as the most recently determined rate obtained from a Rate Page for a preceding Calculation Period.

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Terms defined in the Note Conditions (including by incorporation by reference)
have the same meaning in this Confirmation unless otherwise defined in this Confirmation.


















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